Q1 2019 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO ANDRE FERNANDEZ, CFO May 7, 2019

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward- looking statements in these materials include statements about NCR’s full year 2019 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's strategy and expected areas of focus to drive stockholder value creation including strategic growth platforms, revenue shift and spend optimization, and related expected investments and results; areas of focus to improve productivity; areas of focus for payments integration; NCR's investment priorities and their expected benefits in 2019; and NCR's expected free cash flow generation and capital allocation strategy. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 28, 2019, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated May 7, 2019, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow (FCF); gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non- GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for services under contract for which revenue is recognized over time; (ii) the term "CC" means constant currency; and (iii) the term "FCF" means free cash flow. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

OVERVIEW RESULTS IN LINE with expectations Continued to IMPROVE EXECUTION BANKING REVENUE up 9% cc; ATM revenue up 27% cc RECURRING REVENUE up 6% cc 2019 GUIDANCE reaffirmed 4

Q1 2019 FINANCIAL RESULTS Revenue Adjusted EBITDA FX Impact ($46m) $1.52 $1.54 $217 $218 billion billion million million Q1 2018 Q1 2019 Q1 2018 Q1 2019 Revenue up 1% as reported and up 4% CC; Adjusted EBITDA in line with expectations Recurring revenue up 6% CC, 49% of total revenue Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.05) ($99) $(87) $0.56 $0.48 million million Q1 2018 Q1 2019 Q1 2018 Q1 2019 Non-GAAP EPS in line with expectations Change driven by working capital improvements 5

STRATEGIC GROWTH PLATFORMS Digital Digital Digital First First First Banking Restaurant Retail Digital Digital Digital Connected Convenience Small Services and Fuel Business Essentials 6

PAYMENTS INTEGRATION Payments Q1 Plan On Track for Pricing Customers Live NCR Silver & Established Aloha GA* 2H19 * General Availability 7

PRODUCTIVITY FOCUS AREAS SERVICES HARDWARE SPEND TRANSFORMATION NETWORK OPTIMIZATION • Service • Manufacturing • $100m savings in performance and transformation 2019 on track productivity initiatives largely initiative complete • Savings realized • 2019 on track to offsets higher real • Driving revenue reduce loss by estate and people and margin > 50% versus costs expansion 2018 • Improved price / • ~80% targeted mix actions completed 8

BANKING $ in millions Revenue Operating Income $721 $758 $95 $84 Q1 18 Q1 19 Q1 18 Q1 19 Key Highlights • Revenue up 9% CC driven by 27% CC growth in ATM revenue • Operating Income up 20% CC driven by higher volume and favorable impact of productivity initiatives 9

RETAIL $ in millions Revenue Operating Income $521 $511 $35 $26 Q1 18 Q1 19 Q1 18 Q1 19 Key Highlights • Revenue up 1% CC driven by increase in Payments and Self-Checkout revenue partially offset by a large implementation services project in the prior year • Operating Income down 18% CC driven by an unfavorable mix of revenue 10

HOSPITALITY $ in millions Revenue Operating Income $204 $193 $19 $16 Q1 18 Q1 19 Q1 18 Q1 19 Key Highlights • Revenue down 4% CC driven by lower hardware sales partially offset by higher cloud and payments revenue • Operating Income down 15% CC driven by a decline in hardware revenue and continued investment in customer satisfaction initiatives partially offset by an increase in software revenue 11

SUPPLEMENTAL REVENUE Q1 2019 Q1 2018 % Change % Change CC Software $467 $460 2% 3% Services $585 $601 (3%) 1% Hardware $484 $456 6% 9% ATM $236 $195 21% 27% SCO/POS $248 $261 (5%) (3%) Total Revenue $1,536 $1,517 1% 4% $ in millions Key Highlights • Software growth of 3% CC driven by a favorable mix of more cloud and payments revenue • Services growth of 1% CC driven by increase in recurring revenue partially offset by large implementation services project in the prior period • Hardware growth of 9% CC driven by a 27% CC growth in ATM revenue partially offset by declines in SCO/POS 12

FREE CASH FLOW, NET DEBT & EBITDA Free Cash Flow Q1 2019 Q1 2018 Cash used in Operating Activities ($16) ($24) Total capital expenditures ($65) ($71) Cash used in Discontinued Operations (6) (4) Free Cash Flow ($87) ($99) $ in millions Net Debt & EBITDA Q1 2019 Q4 2018 Q1 2018 Debt $3,211 $3,165 $3,072 Cash ($414) ($464) ($348) Net Debt 2,797 2,701 2,724 Adjusted EBITDA(1) $958 $957 $1,116 Net Debt / Adjusted EBITDA 2.9x 2.8x 2.4x (1) Adjusted EBITDA for the trailing twelve-month period $ in millions 13

2019 GUIDANCE REAFFIRMED FY 2019 Guidance Revenue Growth 1% - 2% Net Income Attributable to NCR $290 - $305 Adjusted EBITDA $1,040 - $1,080 GAAP Diluted EPS $1.91 - $2.01 Non-GAAP Diluted EPS $2.75 - $2.85 Cash Flow from Operations $705 - $730 Free Cash Flow $300 - $350 $ in millions, except per share amounts 14

LOOKING FORWARD • Solid execution in Q1 reinforces full year confidence • Deliver profitable growth • Mix shift to software, services and recurring revenue • Improve cost structure • Allocate capital to highest growth and return on investment opportunities • Drive cash flow generation 15

SUPPLEMENTARY MATERIALS

Q1 2019 GAAP RESULTS % Change Q1 2019 Q1 2018 As Reported Revenue $1,536 $1,517 1% Gross Margin 411 420 (2)% Gross Margin Rate 26.8% 27.7% Operating Expenses 311 311 —% % of Revenue 20.2% 20.5% Operating Income 100 109 (8)% % of Revenue 6.5% 7.2% Interest and other expense (53) (46) 15% Income Tax (Benefit) Expense 9 7 29% Effective Income Tax Rate 19.1% 11.1% Net Income 37 55 (33%) Diluted EPS $0.20 $0.35 (43)% $ in millions, except per share amounts 17

Q1 2019 OPERATIONAL RESULTS % Change % Change Q1 2019 Q1 2018 As Constant Reported Currency Revenue $1,536 $1,517 1% 4% Gross Margin (non-GAAP) 425 431 (1)% 2% Gross Margin Rate (non-GAAP) 27.7% 28.4% (70 bps) (70 bps) Operating Expenses (non-GAAP) 278 283 (2%) 1% % of Revenue 18.1% 18.7% Operating Income (non-GAAP) 147 148 (1%) 5% % of Revenue 9.6% 9.8% (20)bps —bps Interest and other expense (non-GAAP) (53) (46) (15%) (13%) Income Tax Expense (non-GAAP) 20 16 25% Effective Income Tax Rate (non-GAAP) 21.3% 15.7% Net Income (non-GAAP) 73 85 (14)% (5)% Diluted EPS (non-GAAP) $0.48 $0.56 (14%) (6%) $ in millions, except per share amounts 18

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 19

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period- over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 20

GAAP TO NON-GAAP RECONCILIATION Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q1 2019 Q1 2018 LTM LTM Q1 2019 Q1 2018 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (54) $ 235 $ 37 $ 55 Pension Mark-to-Market Adjustments (45) 28 — — Transformation/Restructuring Costs 233 32 26 16 Acquisition-Related Amortization of Intangibles 83 109 21 23 Acquisition-Related Costs 6 4 — — Long-lived and Intangible Asset Impairment Charges 183 — — — Interest Expense 172 165 45 41 Interest Income (5) (3) (1) (1) Depreciation and Amortization 237 239 58 62 Income Taxes 75 235 9 7 Stock Compensation Expense 73 72 23 14 Adjusted EBITDA (non-GAAP) $ 958 $ 1,116 $ 218 $ 217 $ in millions 21

GAAP TO NON-GAAP RECONCILIATION Q1 2019 QTD Transformation Acquisition- Q1 QTD 2019 and related Q1 QTD 2019 GAAP Restructuring amortization of non-GAAP costs intangibles Product revenue $539 $— $— $539 Service revenue 997 — — 997 Total revenue 1,536 — — 1,536 Cost of products 453 (3) (3) 447 Cost of services 672 (5) (3) 664 Gross margin 411 8 6 425 Gross margin rate 26.8% 0.5% 0.4% 27.7% Selling, general and administrative expenses $252 (15) (15) $222 Research and development expenses 59 (3) — 56 Total operating expenses $311 (18) (15) $278 Total operating expense as a % of revenue 20.2% (1.1)% (1.0)% 18.1% Income from operations 100 26 21 147 Income from operations as a % of revenue 6.5% 1.7% 1.4% 9.6% Interest and Other (expense) income, net (53) — — (53) Income from continuing operations before income taxes 47 26 21 94 Income tax (benefit) expense 9 6 5 20 Effective income tax rate 19.1% 21.3% Income from continuing operations 38 20 16 74 Net income attributable to noncontrolling interests 1 — — 1 Income from continuing operations (attributable to NCR) $37 $20 $16 $73 Diluted earnings per share 0.20 0.13 0.11 0.48 Diluted shares outstanding 122.2 151.4 $ in millions, except per share amounts 22

GAAP TO NON-GAAP RECONCILIATION Q1 2019 QTD Q1 QTD 2019 Q1 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $37 $73 Dividends on convertible preferred shares $(13) — Income from continuing operations attributable to NCR common stockholders $24 $73 Weighted average outstanding shares: Weighted average diluted shares outstanding 122.2 122.2 Weighted as-if converted preferred shares — 29.2 Total shares used in diluted earnings per share 122.2 151.4 Diluted earnings per share (1) 0.20 0.48 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 23

GAAP TO NON-GAAP RECONCILIATION Q1 2018 QTD Acquisition- Q1 QTD Transformati related Q1 QTD 2018 on Costs amortizatio 2018 non- GAAP n of GAAP intangibles Product revenue 526 $— $— 526 Service revenue 991 — — 991 Total revenue 1,517 — — 1,517 Cost of products 420 — (4) 416 Cost of services 677 (4) (3) 670 Gross margin 420 4 7 431 Gross margin rate 27.7% 0.2% 0.5% 28.4% Selling, general and administrative expenses 245 (10) (16) 219 Research and development expenses 66 (2) — 64 Total expenses 311 (12) (16) 283 Total expense as a % of revenue 20.5% (0.7)% (1.1)% 18.7% Income from operations 109 16 23 148 Income from operations as a % of revenue 7.2% 1.1% 1.5% 9.8% Interest and Other (expense) income, net (46) — — (46) Income from continuing operations before income taxes 63 16 23 102 Income tax expense 7 4 5 16 Effective income tax rate 11.1% 15.7% Income from continuing operations 56 12 18 86 Net income attributable to noncontrolling interests 1 — — 1 Income from continuing operations (attributable to NCR) 55 12 18 85 Diluted (loss) earnings per share $0.35 $0.08 $0.12 $0.56 Diluted shares outstanding 123.8 151.5 $ in millions, except per share amounts 24

GAAP TO NON-GAAP RECONCILIATION Q1 2018 QTD Q1 QTD 2018 Q1 QTD 2018 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $55 $85 Dividends on convertible preferred shares (12) — Income from continuing operations attributable to NCR common 43 85 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 123.8 123.8 Weighted as-if converted preferred shares — 27.7 Total shares used in diluted earnings per share 123.8 151.5 Diluted earnings per share (1) $0.35 $0.56 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 25

GAAP TO NON-GAAP RECONCILIATION Q1 2019 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $95 12.5% Retail 26 5.1% Hospitality 16 8.3% Other 10 13.5% Total Operating Income (non-GAAP) 147 9.6% Less: Transformation & Restructuring costs 26 1.7% Acquisition-related amortization of intangibles 21 1.4% Total Operating Income (GAAP) $100 6.5% $ in millions 26

GAAP TO NON-GAAP RECONCILIATION Q1 2018 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $84 11.7% Retail 35 6.7% Hospitality 19 9.3% Other 10 14.1% Total Operating Income (non-GAAP) 148 9.8% Less: Transformation Costs 16 1.1% Acquisition-related amortization of intangibles 23 1.5% Total Operating Income (GAAP) $109 7.2% $ in millions 27

GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Revenue Growth Revenue Growth Favorable Constant % (GAAP) (unfavorable) FX Currency % impact (non-GAAP) Banking 5% (4%) 9% Retail (2%) (3%) 1% Hospitality (5%) (1%) (4%) Other 4% (3%) 7% Total Revenue Growth % 1% (3)% 4% 28

GAAP TO NON-GAAP RECONCILIATION Operating Income % (GAAP) to Operating Income Constant Currency % (non-GAAP) Operating Favorable Operating Income Growth (unfavorable) FX Income Growth % (GAAP) impact % (non-GAAP) Banking 13% (7%) 20% Retail (26%) (8%) (18%) Hospitality (16%) (1%) (15%) Other —% —% —% Total Operating Income % (1%) (6)% 5% 29

GAAP TO NON-GAAP RECONCILIATION Diluted Earnings Per Share 2019 Guidance Diluted EPS (GAAP) (1) (2) $1.91 - $2.01 Transformation & Restructuring costs $0.31 Acquisition-Related Amortization of Intangibles $0.48 Acquisition-Related Costs $0.05 Non-GAAP Diluted EPS (1) (3) $2.75 - $2.85 (1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding. GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile. (2) Except for the adjustments noted herein, this guidance does not include the effects of any future acquisitions/divestitures, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant. (3) For FY 2019, we have assumed an effective tax rate of 23% to 24% and a share count of 151 million compared to an effective tax rate of 19% and a share count of 150 million in FY 2018. 30

GAAP TO NON-GAAP RECONCILIATION Earnings Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA) 2019 Guidance Net Income Attributable to NCR (GAAP) $290 - $305 Transformation & Restructuring costs 60 Acquisition-Related Amortization of Intangibles 95 Acquisition-Related Costs 10 Interest 180 - 195 Taxes 85 - 95 Depreciation & Amortization 240 Stock Compensation 80 Adjusted EBITDA (Non-GAAP) $1,040 - $1,080 $ in millions 31

GAAP TO NON-GAAP RECONCILIATION 2019 Guidance Cash Provided by Operating Activities $705 - $730 Less: Total capital expenditures (350) - (375) Less: Cash used in Discontinued Operations (30) Free Cash Flow $300 - $350 $ in millions 32